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AFL-CIO HIT | COMPETITIVE RETURNS UNION CONSTRUCTION JOBS HOUSING FINANCE

AFL-CIO Housing Investment Trust Finances

Affordable Housing for San Antonio Seniors



The AFL-CIO Housing Investment Trust is helping to finance the $63.2 million substantial rehabilitation of the Granada Senior Apartments ("Granada"), an affordable housing development located in San Antonio, Texas. Granada will provide 265 units of affordable housing to an underserved population. The renovation will include the modernization of existing units and conversion of unutilized commercial space to much needed additional residential units. The project's nonprofit sponsor, the Granada Trades Council Housing, is an affiliate of the San Antonio Building and Construction Trades Council, which has owned, managed, and operated the property since 1968.

The HIT has committed $13 million in construction financing and $12 million in permanent financing to the transaction, with the option for an additional $12 million in permanent financing. Granada is the HIT's third project in Texas. HIT Advisers LLC, an HIT subsidiary, served as development adviser to Granada Trades Council Housing.

In addition to creating the union construction work and other economic impacts seen here, Granada's 265 units will be restricted to seniors earning less than 80% of San Antonio Area Median Income, with 182 of the units benefitting from HUD rental voucher subsidies. The project's location on San Antonio's River Walk provides direct access to several transit options, meaning tenants will be able to move around the city without the need for a car.



The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor

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organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT's website, www.aflcio-hit.com.

Investors should consider the HIT's investment objectives, risks and expenses carefully before investing. Investors may view the HIT's current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

AFL-CIO Housing Investment Trust | 1227 25th Street NW, Suite 500, Washington, DC 20037

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